Fidelity®

Trend

Fund

Annual Report

December 31, 2001

(2_fidelity_logos) (Registered Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Some welcome news on the economic front inspired a stock market rally during the final quarter of 2001. Nonetheless, most major equity indexes still finished the year with negative returns. For investment-grade bonds, the situation was reversed. Their strong performance through the first three-quarters of 2001 was somewhat tamed late in the year as investors became more enthused about the prospects for growth in 2002.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Trend	-12.37%	27.84%	137.07%
S&P 500®	-11.89%	66.24%	237.62%
Growth Funds Average	-16.76%	53.95%	214.97%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,864 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended December 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Trend	-12.37%	5.03%	9.02%
S&P 500	-11.89%	10.70%	12.94%
Growth Funds Average	-16.76%	8.56%	11.19%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Trend Fund on December 31, 1991. As the chart shows, by December 31, 2001, the value of the investment would have grown to $23,707 - a 137.07% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $33,762 - a 237.62% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

(dagger) The LipperSM multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of December 31, 2001, the one year, five year and 10 year cumulative total returns for the multi-cap core funds average were -10.89%, 61.21%, and 220.17%, respectively; and the one year, five year and 10 year average annual total returns were -10.89%, 9.58%, and 11.93%, respectively. The one year, five year and 10 year cumulative total returns for the multi-cap supergroup average were -12.98%, 61.56%, and 242.97%, respectively; and the one year, five year and 10 year average annual total returns were -12.98%, 9.63%, and 12.25%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Terrorism, war and an economic recession were just some of the negative influences that put downward pressure on stocks during 2001. But while most major equity indexes declined for the second year in a row, a stirring fourth-quarter rally demonstrated the amazing resiliency of the American financial system. Noteworthy events occurred early and often in 2001, beginning on the second trading day of the year when the Federal Reserve Board surprised the markets with a 0.50 percentage point cut in the fed funds target rate. This would be the first of an unprecedented number of rate reductions - 11 in all - made by the Fed in the calendar year. Stocks had a mixed response to the Fed's stimuli, fluctuating between steady declines and brief rallies throughout the first half of the year. By the tail end of the summer, however, it appeared the economy was taking a turn for the better. Unfortunately, that optimism was obliterated on September 11 and in the two weeks following the devastating terrorist attacks. But with the help of the Fed's aggressive easing efforts, investors stepped back to the table in the fourth quarter with hopes of an economic rebound in early 2002. For the year overall, the large-cap weighted Standard & Poor's 500SM Index fell 11.89%, the blue-chip Dow Jones Industrial AverageSM declined 5.39%, and the tech-heavy NASDAQ Composite® Index dropped 20.82%.

(Portfolio Manager photograph)
An interview with Ramin Arani, Portfolio Manager of Fidelity Trend Fund

Q. How did the fund perform, Ramin?

A. The fund slightly trailed its benchmark but beat its peer group average by a wide margin. For the 12 months ending December 31, 2001, the fund returned -12.37%, compared with -11.89% for the Standard & Poor's 500 Index and -16.76% for the growth funds average monitored by Lipper Inc.

Q. Why did the fund underperform the index but beat the Lipper average?

A. The fund lost ground against the index almost immediately, as the Federal Reserve Board unexpectedly cut interest rates on January 3, 2001, and the fund's defensive positioning left it underweighted in many of the more aggressive growth stocks that led the rally. We made up ground in the second quarter, when I positioned the fund more aggressively because valuations became so compelling in late March and early April. Ironically, the second half of the year paralleled the first, but for different reasons. In the weak third quarter, we again lost ground on the index. Seeing what I interpreted as signs of a possible bottom in the economy, I increased the fund's exposure to the media sector and certain cyclical industries, including semiconductors, industrial materials and transportation. The events of September 11 temporarily derailed that strategy but gave me another opportunity to upgrade our holdings at attractive prices. I added to many of the fund's cyclical positions, which paid off handsomely during the fourth-quarter rally. Many of my peers were probably caught with larger positions than the fund had in technology and other growth sectors during the market's downdrafts in the first and third quarters. All in all, I was pleased that we managed to beat the Lipper average but certainly not satisfied with merely staying close to the S&P 500®.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What were the most important overweightings and underweightings during the final quarter of 2001?

A. Besides cyclicals, I overweighted technology and health care, in the latter case emphasizing biotechnology and medical technology, which I thought had better growth prospects than drug stocks. These overweightings all helped the fund in the fourth quarter. Notable underweightings that helped included financials, utilities and energy, all of which underperformed the overall market in the fourth quarter.

Q. Which stocks performed well during the period?

A. Microsoft was the leading contributor, aided by relatively strong earnings growth in a market where many companies saw their earnings fall. In the second half of the period, the stock also benefited from the introductions of Windows XP and the Xbox, its entry into the video game console market. Computer Associates International also managed to report relatively strong earnings and unveiled a new business model that appeared to be a substantial improvement over the old one. Two other technology stalwarts, IBM and Dell Computer, continued to take market share and effectively position themselves for the next economic rebound.

Q. Which stocks detracted from performance?

A. Cisco Systems, a networking equipment provider, was the worst detractor. I held an overweighted position in the stock early in the period, when its price suffered considerable damage due to earnings downgrades. Similar comments apply to two other high-quality technology companies, storage systems provider EMC and high-end workstation manufacturer Sun Microsystems. Drug stock Bristol-Myers Squibb ran into trouble when it lost patent protection on several of its products sooner than expected. Media giant AOL Time Warner stumbled because of the weak advertising environment for most of the year, a situation that was exacerbated by September 11. The fund did not own Sun Microsystems at the end of the period.

Q. What's your outlook, Ramin?

A. Judging by the strength of the year-end rally, investors believe that a robust economic recovery is imminent. I believe that the worst news on the economy is behind us, but I doubt that the fundamentals exist to justify the kind of rapid advance in share prices we saw in the fourth quarter. Accordingly, I pared back some of the fund's cyclical exposure toward the end of the period, bringing up the weightings of some stable-growth areas such as cable and telecommunication services. My feeling is that we are still in a market where you have to pick your spots to get aggressive. Moreover, careful stock selection is essential, with market share, cash flow and balance sheet characteristics worthy of extra scrutiny in this uncertain environment.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities of companies likely to benefit from economic, financial or market trends

Fund number: 005

Trading symbol: FTRNX

Start date: June 16, 1958

Size: as of December 31, 2001, more than $1.0 billion

Manager: Ramin Arani, since 2000; manager, Fidelity Select Health Care Portfolio and Fidelity Advisor Health Care Fund, 1999-2000; Fidelity Select Retailing Portfolio, 1997-1999; joined Fidelity in 1992

3

Ramin Arani on reacting to unexpected, market-moving events:

"The past year contained more than its share of surprises. One of the most significant was the interest-rate cut on January 3, 2001. Almost immediately, more aggressive growth stocks began a rally that lasted for the rest of January. I made the decision not to chase that rally - both because I was skeptical about how long it would last and because I didn't want to abandon the fund's defensive positioning. As it turned out, those who did chase the rally were punished for it when the market declined sharply in February and March, and January's outperformers led the market lower.

"In September we had the terrorist attacks. This time, however, the unanticipated event presented me with an opportunity to enhance what I was already doing - that is, to build positions in an eclectic mix of good, solid cyclical stocks at attractive prices. The payoff came in the fourth quarter, when many of these positions posted nice gains.

"I guess the lesson to take away from these two examples is that it's generally best to stand aside if you have to forsake your chosen stock selection criteria in order to take advantage of market events. However, if an unexpected occurrence results in bargain prices on the kinds of stocks you're looking for anyway, it's probably worth pursuing."

Annual Report

Investment Changes

Top Ten Stocks as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.0	4.1
General Electric Co.	3.7	3.9
Pfizer, Inc.	3.2	2.9
Citigroup, Inc.	2.5	2.8
International Business Machines Corp.	2.2	1.8
American International Group, Inc.	2.1	1.8
Intel Corp.	2.0	1.8
Johnson & Johnson	1.8	0.0
The Coca-Cola Co.	1.8	1.1
AOL Time Warner, Inc.	1.6	2.4
	25.9
Top Five Market Sectors as of December 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.7	21.7
Health Care	16.8	13.4
Financials	14.8	16.1
Consumer Discretionary	13.1	15.1
Industrials	11.3	10.1
Asset Allocation (% of fund's net assets)
As of December 31, 2001 *		As of June 30, 2001 **
	Stocks 98.2%		Stocks 98.1%
	Convertible Securities 0.4%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 1.8%
* Foreign investments	2.4%	** Foreign investments	2.3%

Annual Report

Investments December 31, 2001

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.0%
Hotels, Restaurants & Leisure - 1.5%
Harrah's Entertainment, Inc. (a)	172,800	$ 6,395
International Game Technology (a)	13,200	902
McDonald's Corp.	84,400	2,234
Outback Steakhouse, Inc. (a)	62,400	2,137
Wendy's International, Inc.	112,000	3,267
		14,935
Household Durables - 1.1%
Black & Decker Corp.	36,800	1,388
Fleetwood Enterprises, Inc.	132,400	1,500
KB Home	36,800	1,476
Leggett & Platt, Inc.	83,600	1,923
Maytag Corp.	22,120	686
Mohawk Industries, Inc. (a)	68,900	3,781
		10,754
Media - 5.0%
Adelphia Communications Corp. Class A (a)	36,100	1,126
AOL Time Warner, Inc. (a)	514,350	16,511
Clear Channel Communications, Inc. (a)	56,212	2,862
Comcast Corp. Class A (special) (a)	98,300	3,539
EchoStar Communications Corp. Class A (a)	84,800	2,329
Fox Entertainment Group, Inc. Class A (a)	109,700	2,910
Gannett Co., Inc.	29,900	2,010
Liberty Media Corp. Class A (a)	217,100	3,039
McGraw-Hill Companies, Inc.	20,000	1,220
Omnicom Group, Inc.	43,600	3,896
Tribune Co.	52,500	1,965
Univision Communications, Inc. Class A (a)	44,600	1,805
USA Networks, Inc. (a)	79,900	2,182
Viacom, Inc.:
Class A (a)	21,350	945
Class B (non-vtg.) (a)	88,450	3,905
		50,244
Multiline Retail - 3.3%
BJ's Wholesale Club, Inc. (a)	6,600	291
Costco Wholesale Corp. (a)	130,600	5,796
Federated Department Stores, Inc. (a)	70,600	2,888
JCPenney Co., Inc.	181,500	4,882
Kohls Corp. (a)	30,100	2,120
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Target Corp.	104,900	$ 4,306
Wal-Mart Stores, Inc.	227,700	13,104
		33,387
Specialty Retail - 2.0%
Bed Bath & Beyond, Inc. (a)	46,300	1,570
Best Buy Co., Inc. (a)	37,400	2,786
Home Depot, Inc.	54,550	2,783
Lowe's Companies, Inc.	146,700	6,808
Office Depot, Inc. (a)	348,300	6,457
		20,404
Textiles & Apparel - 0.1%
Jones Apparel Group, Inc. (a)	29,000	962
TOTAL CONSUMER DISCRETIONARY		130,686
CONSUMER STAPLES - 8.0%
Beverages - 2.6%
Anheuser-Busch Companies, Inc.	109,500	4,950
PepsiCo, Inc.	52,170	2,540
The Coca-Cola Co.	385,100	18,157
		25,647
Food & Drug Retailing - 0.6%
Rite Aid Corp. (a)	631,700	3,196
Safeway, Inc. (a)	32,400	1,353
Whole Foods Market, Inc. (a)	25,000	1,089
		5,638
Food Products - 0.7%
Kraft Foods, Inc. Class A	37,100	1,263
Smithfield Foods, Inc. (a)	39,100	862
Wm. Wrigley Jr. Co.	104,000	5,342
		7,467
Household Products - 1.2%
Colgate-Palmolive Co.	59,700	3,448
Kimberly-Clark Corp.	53,100	3,175
Procter & Gamble Co.	65,400	5,175
		11,798
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 1.6%
Avon Products, Inc.	112,200	$ 5,217
Gillette Co.	325,200	10,862
		16,079
Tobacco - 1.3%
Philip Morris Companies, Inc.	296,400	13,590
TOTAL CONSUMER STAPLES		80,219
ENERGY - 5.5%
Energy Equipment & Services - 0.9%
Cooper Cameron Corp. (a)	23,300	940
Global Industries Ltd. (a)	96,300	857
Nabors Industries, Inc. (a)	22,000	755
National-Oilwell, Inc. (a)	28,400	585
Schlumberger Ltd. (NY Shares)	49,200	2,704
Smith International, Inc. (a)	16,300	874
Transocean Sedco Forex, Inc.	26,000	879
Weatherford International, Inc. (a)	32,100	1,196
		8,790
Oil & Gas - 4.6%
ChevronTexaco Corp.	178,519	15,997
Conoco, Inc.	247,100	6,993
Exxon Mobil Corp.	380,730	14,963
Occidental Petroleum Corp.	39,200	1,040
Phillips Petroleum Co.	72,400	4,363
Royal Dutch Petroleum Co. (NY Shares)	40,000	1,961
Valero Energy Corp.	28,600	1,090
		46,407
TOTAL ENERGY		55,197
FINANCIALS - 14.8%
Banks - 4.0%
Bank of America Corp.	140,300	8,832
Bank One Corp.	134,700	5,260
Fifth Third Bancorp	58,100	3,578
FleetBoston Financial Corp.	196,900	7,187
PNC Financial Services Group, Inc.	86,100	4,839
U.S. Bancorp, Delaware	77,500	1,622
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Wachovia Corp.	112,900	$ 3,541
Wells Fargo & Co.	130,300	5,662
		40,521
Diversified Financials - 7.3%
American Express Co.	175,600	6,267
Charles Schwab Corp.	147,000	2,274
Citigroup, Inc.	496,777	25,077
Daiwa Securities Group, Inc.	73,000	382
Fannie Mae	95,600	7,600
Freddie Mac	143,600	9,391
Goldman Sachs Group, Inc.	9,100	844
Household International, Inc.	34,000	1,970
J.P. Morgan Chase & Co.	122,780	4,463
Merrill Lynch & Co., Inc.	146,900	7,656
Morgan Stanley Dean Witter & Co.	110,000	6,153
Nikko Cordial Corp.	96,000	427
Nomura Holdings, Inc.	38,000	485
		72,989
Insurance - 3.5%
AFLAC, Inc.	79,200	1,945
Allstate Corp.	41,200	1,388
American International Group, Inc.	268,137	21,290
Hartford Financial Services Group, Inc.	89,400	5,617
MetLife, Inc.	132,900	4,210
Prudential Financial, Inc.	8,000	266
		34,716
TOTAL FINANCIALS		148,226
HEALTH CARE - 16.8%
Biotechnology - 0.9%
Amgen, Inc. (a)	36,600	2,066
Geneprot, Inc. (d)	62,000	682
IDEC Pharmaceuticals Corp. (a)	28,600	1,971
Medimmune, Inc. (a)	70,900	3,286
Millennium Pharmaceuticals, Inc. (a)	43,100	1,056
		9,061
Health Care Equipment & Supplies - 2.9%
Baxter International, Inc.	92,400	4,955
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Guidant Corp. (a)	115,400	$ 5,747
Medtronic, Inc.	117,800	6,033
Smith & Nephew PLC	706,600	4,270
Stryker Corp.	18,000	1,051
Sybron Dental Specialties, Inc. (a)	40,500	874
Viasys Healthcare, Inc. (a)	8,488	172
Zimmer Holdings, Inc. (a)	197,250	6,024
		29,126
Health Care Providers & Services - 2.6%
AdvancePCS Class A (a)	150,900	4,429
Cardinal Health, Inc.	113,850	7,362
HCA, Inc.	53,500	2,062
McKesson Corp.	220,100	8,232
Tenet Healthcare Corp. (a)	66,300	3,893
		25,978
Pharmaceuticals - 10.4%
Abbott Laboratories	37,700	2,102
American Home Products Corp.	189,000	11,597
Bristol-Myers Squibb Co.	287,800	14,678
Eli Lilly & Co.	37,200	2,922
Forest Laboratories, Inc. (a)	45,700	3,745
ImClone Systems, Inc. (a)	17,105	795
Johnson & Johnson	309,600	18,297
Merck & Co., Inc.	69,700	4,098
Mylan Laboratories, Inc.	60,900	2,284
Pfizer, Inc.	807,775	32,190
Pharmaceutical Resources, Inc. (a)	28,300	957
Pharmacia Corp.	169,300	7,221
Schering-Plough Corp.	92,000	3,295
		104,181
TOTAL HEALTH CARE		168,346
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.8%
Honeywell International, Inc.	203,900	6,896
Lockheed Martin Corp.	146,100	6,818
Northrop Grumman Corp.	44,800	4,516
		18,230
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.2%
Delta Air Lines, Inc.	34,000	$ 995
Northwest Airlines Corp. (a)	104,500	1,641
		2,636
Building Products - 1.2%
American Standard Companies, Inc. (a)	31,000	2,115
Dal-Tile International, Inc. (a)	197,700	4,597
Masco Corp.	217,200	5,321
		12,033
Commercial Services & Supplies - 1.5%
Allied Waste Industries, Inc. (a)	75,200	1,057
Aramark Corp. Class B	65,000	1,749
Avery Dennison Corp.	34,900	1,973
Cendant Corp. (a)	354,300	6,948
First Data Corp.	39,500	3,099
Weight Watchers International, Inc.	1,000	34
		14,860
Construction & Engineering - 0.2%
Fluor Corp.	53,500	2,001
Industrial Conglomerates - 4.8%
General Electric Co.	935,200	37,483
Minnesota Mining & Manufacturing Co.	8,900	1,052
Tyco International Ltd.	162,400	9,565
		48,100
Machinery - 0.7%
Illinois Tool Works, Inc.	17,900	1,212
Ingersoll-Rand Co.	63,900	2,672
Navistar International Corp.	71,600	2,828
		6,712
Road & Rail - 0.7%
Burlington Northern Santa Fe Corp.	75,100	2,143
Union Pacific Corp.	83,100	4,737
		6,880
TOTAL INDUSTRIALS		111,452
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 1.9%
Cisco Systems, Inc. (a)	790,200	14,311
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	13,800	$ 309
SBA Communications Corp. Class A (a)	67,200	875
SpectraSite Holdings, Inc. (a)	735,600	2,641
Tellium, Inc.	148,900	928
		19,064
Computers & Peripherals - 3.9%
Apple Computer, Inc. (a)	186,500	4,084
Compaq Computer Corp.	139,000	1,357
Dell Computer Corp. (a)	269,200	7,317
EMC Corp. (a)	279,900	3,762
Hewlett-Packard Co.	53,700	1,103
International Business Machines Corp.	180,800	21,870
Netscreen Technologies, Inc. (a)	800	18
		39,511
Electronic Equipment & Instruments - 1.1%
Arrow Electronics, Inc. (a)	135,700	4,057
Avnet, Inc.	106,174	2,704
Millipore Corp.	8,900	540
Tektronix, Inc. (a)	82,400	2,124
Thermo Electron Corp.	58,100	1,386
		10,811
IT Consulting & Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	27,500	2,919
KPMG Consulting, Inc.	64,000	1,060
Perot Systems Corp. Class A (a)	76,900	1,570
		5,549
Semiconductor Equipment & Products - 5.1%
Analog Devices, Inc. (a)	11,000	488
Applied Materials, Inc. (a)	34,700	1,391
Cypress Semiconductor Corp. (a)	69,400	1,383
Fairchild Semiconductor International, Inc. Class A (a)	144,800	4,083
Integrated Circuit Systems, Inc. (a)	100,300	2,266
Intel Corp.	650,800	20,468
International Rectifier Corp. (a)	28,700	1,001
Intersil Corp. Class A (a)	52,100	1,680
LAM Research Corp. (a)	20,000	464
Micron Technology, Inc. (a)	177,800	5,512
Monolithic System Technology, Inc.	21,500	443
NVIDIA Corp. (a)	74,800	5,004
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Semtech Corp. (a)	68,900	$ 2,459
Silicon Storage Technology, Inc. (a)	33,400	322
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	77,200	1,326
Teradyne, Inc. (a)	87,200	2,628
Virage Logic Corp. (a)	2,600	50
		50,968
Software - 7.1%
BEA Systems, Inc. (a)	48,800	752
Computer Associates International, Inc.	272,500	9,399
Compuware Corp. (a)	380,300	4,484
Microsoft Corp. (a)	754,800	50,001
Nassda Corp.	600	13
Network Associates, Inc. (a)	64,100	1,657
Sybase, Inc. (a)	142,900	2,252
Synopsys, Inc. (a)	18,100	1,069
Vastera, Inc. (a)	131,700	2,188
		71,815
TOTAL INFORMATION TECHNOLOGY		197,718
MATERIALS - 3.0%
Chemicals - 1.1%
Agrium, Inc.	174,300	1,845
Georgia Gulf Corp.	66,400	1,228
Lyondell Chemical Co.	155,600	2,230
Millennium Chemicals, Inc.	78,700	992
Potash Corp. of Saskatchewan	37,500	2,301
Praxair, Inc.	19,400	1,072
Solutia, Inc.	125,100	1,754
		11,422
Construction Materials - 0.4%
Lafarge North America, Inc.	60,415	2,270
Martin Marietta Materials, Inc.	36,200	1,687
		3,957
Metals & Mining - 1.5%
Alcan, Inc.	131,900	4,736
Alcoa, Inc.	57,100	2,030
Newmont Mining Corp.	60,600	1,158
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	48,400	$ 2,563
Phelps Dodge Corp.	141,600	4,588
		15,075
TOTAL MATERIALS		30,454
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 5.3%
ALLTEL Corp.	102,900	6,352
AT&T Corp.	476,700	8,647
BellSouth Corp.	420,100	16,027
Qwest Communications International, Inc.	463,300	6,546
SBC Communications, Inc.	216,400	8,476
TeraBeam Networks (d)	4,800	5
Verizon Communications, Inc.	162,400	7,708
		53,761
Wireless Telecommunication Services - 0.5%
Boston Communications Group, Inc. (a)	100,000	1,135
Vodafone Group PLC sponsored ADR	140,800	3,616
		4,751
TOTAL TELECOMMUNICATION SERVICES		58,512
UTILITIES - 0.5%
Electric Utilities - 0.4%
AES Corp. (a)	100,700	1,646
FirstEnergy Corp.	61,900	2,165
		3,811
Gas Utilities - 0.1%
Kinder Morgan, Inc.	28,500	1,587
TOTAL UTILITIES		5,398
TOTAL COMMON STOCKS (Cost $928,214)		986,208
Convertible Preferred Stocks - 0.3%
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. $7.25	14,800	$ 1,649
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Lucent Technologies, Inc. $80.00 (c)	500	553
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Qwest Trends Trust $2.40 (c)	30,500	898
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,040)		3,100
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	Caa1	$ 1,000	903
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (c)	-	170	275
TOTAL CONVERTIBLE BONDS (Cost $1,170)			1,178
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 2.24% 1/3/02 (Cost $2,500)	-	2,500	2,500
Money Market Funds - 1.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.94% (b)	10,862,482	$ 10,862
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	447,500	448
TOTAL MONEY MARKET FUNDS (Cost $11,310)		11,310
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $946,234)		1,004,296
NET OTHER ASSETS - 0.0%		305
NET ASSETS - 100%		$ 1,004,601
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,629,000 or 0.3% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc.	7/7/00	$ 341
TeraBeam Networks	4/7/00	$ 18
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,073,623,000 and $1,123,005,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $99,438,000 and $139,173,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $98,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $687,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $19,393,000. The weighted average interest rate was 6.1%. Interest expense includes $3,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $3,755,000. The weighted average interest rate was 4.0%. Interest expense includes $2,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At December 31, 2001, the aggregate cost of investment securities for income tax purposes was $955,262,000. Net unrealized appreciation aggregated $49,034,000, of which $120,674,000 related to appreciated investment securities and $71,640,000 related to depreciated investment securities.

The fund hereby designates approximately $5,025,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At December 31, 2001, the fund had a capital loss carryforward of approximately $151,998,000 all of which will expire on December 31, 2009.
The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $10,089,000 of losses recognized during the period November 1, 2001 to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	December 31, 2001
Assets
Investment in securities, at value (including securities loaned of $453) (cost $946,234) - See accompanying schedule		$ 1,004,296
Cash		18
Receivable for investments sold		6,722
Receivable for fund shares sold		306
Dividends receivable		1,016
Interest receivable		44
Other receivables		5
Total assets		1,012,407
Liabilities
Payable for investments purchased	$ 4,479
Payable for fund shares redeemed	1,592
Distributions payable	450
Accrued management fee	696
Other payables and accrued expenses	141
Collateral on securities loaned, at value	448
Total liabilities		7,806
Net Assets		$ 1,004,601
Net Assets consist of:
Paid in capital		$ 1,117,570
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(171,011)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,042
Net Assets, for 20,484 shares outstanding		$ 1,004,601
Net Asset Value, offering price and redemption price per share ($1,004,601 ÷ 20,484 shares)		$49.04

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended December 31, 2001
Investment Income Dividends		$ 11,021
Interest		899
Security lending		47
Total income		11,967
Expenses
Management fee Basic fee	$ 6,217
Performance adjustment	-
Transfer agent fees	1,692
Accounting and security lending fees	275
Custodian fees and expenses	34
Registration fees	46
Audit	44
Legal	11
Interest	5
Miscellaneous	42
Total expenses before reductions	8,366
Expense reductions	(425)	7,941
Net investment income		4,026
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(162,416)
Foreign currency transactions	(6)
Futures contracts	(75)	(162,497)
Change in net unrealized appreciation (depreciation) on:
Investment securities	4,720
Assets and liabilities in foreign currencies	(5)
Futures contracts	1,429	6,144
Net gain (loss)		(156,353)
Net increase (decrease) in net assets resulting from operations		$ (152,327)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2001	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 4,026	$ 4,773
Net realized gain (loss)	(162,497)	139,652
Change in net unrealized appreciation (depreciation)	6,144	(241,233)
Net increase (decrease) in net assets resulting from operations	(152,327)	(96,808)
Distributions to shareholders From net investment income	(4,742)	(4,772)
In excess of net investment income	-	(9,993)
From net realized gain	(4,373)	(207,896)
Total distributions	(9,115)	(222,661)
Share transactions Net proceeds from sales of shares	58,532	231,807
Reinvestment of distributions	7,936	195,891
Cost of shares redeemed	(142,436)	(399,439)
Net increase (decrease) in net assets resulting from share transactions	(75,968)	28,259
Total increase (decrease) in net assets	(237,410)	(291,210)
Net Assets
Beginning of period	1,242,011	1,533,221
End of period (including undistributed net investment income of $0 and $699, respectively)	$ 1,004,601	$ 1,242,011
Other Information Shares
Sold	1,181	3,420
Issued in reinvestment of distributions	149	3,200
Redeemed	(2,860)	(5,984)
Net increase (decrease)	(1,530)	636

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 56.42	$ 71.72	$ 55.66	$ 54.11	$ 56.81
Income from Investment Operations
Net investment income B	.19	.22	.18	.05	.08
Net realized and unrealized gain (loss)	(7.14)	(4.98)	22.23	1.50	4.46
Total from investment operations	(6.95)	(4.76)	22.41	1.55	4.54
Less Distributions
From net investment income	(.23)	(.22)	(.18)	-	(.05)
In excess of net investment income	-	(.47)	(.02)	-	-
From net realized gain	(.20)	(9.85)	(6.15)	-	(7.19)
Total distributions	(.43)	(10.54)	(6.35)	-	(7.24)
Net asset value, end of period	$ 49.04	$ 56.42	$ 71.72	$ 55.66	$ 54.11
Total Return A	(12.37)%	(7.16)%	40.73%	2.86%	8.55%
Ratios to Average Net Assets C
Expenses before expense reductions	.78%	.58%	.58%	.62%	.65%
Expenses net of voluntary waivers, if any	.78%	.58%	.58%	.62%	.65%
Expenses net of all reductions	.74%	.52%	.51%	.54%	.59%
Net investment income	.37%	.33%	.28%	.10%	.13%
Supplemental Data
Net assets, end of period (in millions)	$ 1,005	$ 1,242	$ 1,533	$ 1,195	$ 1,430
Portfolio turnover rate	102%	267%	309%	348%	334%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2001

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of December 31, 2001, accumulated loss on a tax basis was as follows:

Capital loss carryforward	$ (151,998,000)

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 4,090,000
Long-term capital gains	5,025,000
$ 9,115,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $809,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $395,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2,000 and $28,000, respectively.

Annual Report

Report of Independent Accountants

To the Trustees and the Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 262 funds advised by FMR. Mr. McCoy oversees 264 funds advised by FMR and Mr. Stavropoulos oversees 180 funds advised by FMR.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1984

President of Trend. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Trend (2001). Ms. Johnson also serves as
Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp.
Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (58)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with one or more of the trust, the fund's investment adviser, FMR, and the fund's distribution agent, FDC.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P. O. Box 55235, Boston,
Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a
member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is
a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (cosmetics) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in
Southampton, N.Y. (1998).

Robert M. Gates (58)

Year of Election or Appointment: 1997

Consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001).
Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of
ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles
is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of
Southern California.

Ned C. Lautenbach (57)

Year of Election or Appointment: 2000

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation ("IBM") from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee.
Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999).
He also serves on the Board of Trustees of Fairfield University and is
a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Chairman of the non-interested Trustees (2001), Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of
Vice President of IBM and President and General Manager of
various IBM divisions and subsidiaries. Mr. Mann is a Director of
Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the
College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston,
Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (50)

Year of Election or Appointment: 1997

Vice President of Trend. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Ramin Arani (31)
Year of Election or Appointment: 2001 Vice President of Trend. Prior to assuming his current responsibilities, Mr. Arani managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Trend. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity
Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Robert A. Dwight (43)

Year of Election or Appointment: 2000

Treasurer of Trend. Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and Vice President of FMR (2000). Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). He also served as Vice President of FMR Co., Inc. (2001). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

Maria F. Dwyer (43)

Year of Election or Appointment: 2000

Deputy Treasurer of Trend. She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Trend. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Trend. Mr. Maloney also serves as Assistant
Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Trend. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TRE-ANN-0202 154491
1.540017.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity Trend Fund

82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 19, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	442,279,324.84	90.995
Against	16,004,625.68	3.293
Abstain	27,762,744.66	5.712
TOTAL	486,046,695.18	100.000
Broker Non-Votes	7,707,402.74
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	430,668,855.54	88.606
Against	26,437,259.83	5.440
Abstain	28,940,579.81	5.954
TOTAL	486,046,695.18	100.000
Broker Non-Votes	7,707,402.74

TRE-BK-0202
 1.770166.100

PROPOSAL 3

To elect the following thirteen nominees as Trustees.*

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	478,220,013.99	96.854
Withheld	15,534,083.93	3.146
TOTAL	493,754,097.92	100.000
Ralph F. Cox
Affirmative	477,988,186.65	96.807
Withheld	15,765,911.27	3.193
TOTAL	493,754,097.92	100.000
Phyllis Burke Davis
Affirmative	477,675,044.84	96.744
Withheld	16,079,053.08	3.256
TOTAL	493,754,097.92	100.000
Robert M. Gates
Affirmative	477,913,517.02	96.792
Withheld	15,840,580.90	3.208
TOTAL	493,754,097.92	100.000
Abigail P. Johnson
Affirmative	476,206,721.13	96.446
Withheld	17,547,376.79	3.554
TOTAL	493,754,097.92	100.000
Edward C. Johnson 3d
Affirmative	477,255,943.38	96.659
Withheld	16,498,154.54	3.341
TOTAL	493,754,097.92	100.000
Donald J. Kirk
Affirmative	477,966,401.26	96.803
Withheld	15,787,696.66	3.197
TOTAL	493,754,097.92	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	478,413,408.24	96.893
Withheld	15,340,689.68	3.107
TOTAL	493,754,097.92	100.000
Ned C. Lautenbach
Affirmative	477,997,245.69	96.809
Withheld	15,756,852.23	3.191
TOTAL	493,754,097.92	100.000
Peter S. Lynch
Affirmative	478,824,823.14	96.976
Withheld	14,929,274.78	3.024
TOTAL	493,754,097.92	100.000
Marvin L. Mann
Affirmative	477,869,682.04	96.783
Withheld	15,884,415.88	3.217
TOTAL	493,754,097.92	100.000
William O. McCoy
Affirmative	477,943,100.63	96.798
Withheld	15,810,997.29	3.202
TOTAL	493,754,097.92	100.000
William S. Stavropoulos
Affirmative	477,027,779.03	96.612
Withheld	16,726,318.89	3.388
TOTAL	493,754,097.92	100.000
PROPOSAL 4
To eliminate a fundamental investment policy of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	405,264,287.79	83.380
Against	41,050,643.70	8.446
Abstain	39,731,763.69	8.174
TOTAL	486,046,695.18	100.000
Broker Non-Votes	7,707,402.74
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	402,559,089.36	82.823
Against	42,522,317.74	8.749
Abstain	40,965,288.08	8.428
TOTAL	486,046,695.18	100.000
Broker Non-Votes	7,707,402.74
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	404,855,321.10	83.296
Against	39,226,316.93	8.070
Abstain	41,965,057.15	8.634
TOTAL	486,046,695.18	100.000
Broker Non-Votes	7,707,402.74

* Denotes trust-wide proposals and voting results.